JAPAN OTC EQUITY FUND, INC.



                                                                              September 28, 2001

To Our Shareholders:

     We present the Semi-Annual Report of the                For the quarter ended August 31, 2001,
Japan OTC Equity Fund, Inc. (the "Fund") for            the NAV of the Fund decreased by 15.9%.
the six months ended August 31, 2001. The Net           During the same period, the TOPIX, the Nikkei
Asset Value per Share ("NAV") of the Fund               Average Index, the OTC Index and the JASDAQ
decreased by 9.9% during the six months,                Index declined by 15.7%, 19.1%, 16.5% and
reflecting the overall decline in the                   19.3% respectively, in U.S. dollar terms. The
Japanese OTC market. The closing market price           Yen appreciated by 0.1 % during the same
of the Fund on August 31, 2001, on the New              period. The Fund outperformed the OTC Index
York Stock Exchange was $6.14 representing a            and the JASDAQ Index by 0.6 percentage points
discount of 10.2% to the NAV of $6.84. The              and 3.4 percentage points respectively.
net assets of the Fund amounted to
$108,411,395 on August 31, 2001.
                                                        The Portfolio
     The TOPIX, consisting of all companies
listed on the Tokyo Stock Exchange (the                      The Fund's equity exposure increased
"TSE"), decreased by 12.2% and the Nikkei               from 98.5% at February 28, 2001 to 99.4% at
Average Index (a price-weighted index of 225            August 31, 2001. The Fund was diversified
leading stocks on the TSE) declined by 17.8%,           into 98 issues, of which 73 issues were OTC
in U.S. dollar terms, during the six months             stocks, comprising 71.8% of the total
ended August 31, 2001. The Nikkei OTC Average           portfolio on August 31, 2001.
Index (the "OTC Index"), a price-weighted
index of the quotations of the OTC registered
stocks, and the Index of the Japan Securities           Japanese Economy and Stock Market Outlook
Dealers Association Quotation System (the
"JASDAQ Index"), a capitalization-weighted                   The OTC Index declined by 14.8%, in
index of all OTC stocks, decreased by 15.9%             local currency terms, during the six months
and 22.5%, respectively, in U.S. dollar                 ended August 31, 2001, amid disappointing
terms, during the same period. The Japanese             corporate news from both the U.S. and Japan,
yen (the "Yen") depreciated by 1.2% against             and the poor domestic economic trends in
the U.S. dollar during the six months.                  Japan.

     The Fund outperformed the OTC Index and                 In addition to signs of economic
the JASDAQ Index by 6.0 percentage points and           retrenchment, growing disillusionment with
12.6 percentage points, respectively, during            the policy inertia from the ruling Liberal
the six months ended August 31, 2001.                   Democratic Party ("LDP") compounded the
                                                        depressed market sentiment until mid-March.
                                                        However, the Japanese OTC stock market


regained upward momentum in the latter half             to weigh heavily on the market throughout
of March, after the Bank of Japan ("BOJ")               August. Although both the BOJ and the Federal
effectively returned to a zero interest rate            Reserve Bank took further action to ease
policy with a form of quantitative easing               monetary policy, these policy measures
with an implicit inflation target that will             appeared to have little impact on either the
remain in place at least until the Consumer             U.S. or the Japanese equity markets. The OTC
Price Index ("CPI") has stabilized.                     Index declined below the 1,200 level in late
                                                        August, for the first time since January.
     In late April and early May, the
Japanese OTC stock market extended its                       During the quarter ended June 30, 2001,
recovery in anticipation of structural                  Japan's real Gross Domestic Product ("GDP")
reforms based on the policies outlined by new           decreased by 3.2% (annualized) from the
Prime Minister Junichiro Koizumi and his                previous quarter. Although private
cabinet. However, cautious sentiment returned           consumption increased slightly, housing
due to the delay in clarifying the new                  investment, capital spending and exports all
government's intended policy measures. In               declined sharply. Public works spending also
mid-June, the cabinet released a draft policy           declined as the effect of last autumn's
document that included measures to expedite             economic stimulus package dissipated. Also,
the disposal of banks' non-performing loans,            it is widely expected that Japan will
the promotion of deregulation by stimulating            register negative growth in the quarter ended
competitiveness in the private sector, and              September 30, 2001. Massive cutbacks in
measures to alleviate the impact of the                 industrial production continue as the
structural reform program while stimulating             inventory adjustment intensifies, especially
economic activity. Nevertheless, the Japanese           in the area of producer goods impacted by
equity market seemed to be waiting to assess            declining exports.
the full substance of the proposed reforms,
given the likelihood that they would have a                  However, some economic indicators, such
negative near-term impact on the Japanese               as the U. S. Index of Leading Economic
economy.                                                Indicators, the coincident-to-lagging
                                                        indicator ratio in Japan and the attainment
     In July, the BOJ's Tankan survey and the           ratio for machinery order forecasts, suggest
June Industrial Production figures                      that the Japanese economy may hit the bottom
highlighted the continuing deterioration in             during the October-December period in terms
domestic fundamentals. In addition, a                   of year-on-year ("y-o-y") changes in the
continuous stream of corporate profit                   Industrial Production index. However, because
warnings and the absence of further                     of the short-term deflationary pressure that
clarification of Japan's structural reform              may intensify as a result of Prime Minister
plans at the G8 Summit, also dampened                   Koizumi's structural reforms, any recovery
sentiment in the market. Meanwhile, the                 after the economy bottoms out is likely be
LDP-led governing coalition party won Japan's           very gradual.
Upper House election by a clear margin on
July 29, 2001, but the result had relatively                 It is imperative that the government
little impact on the market.                            counter the deflationary pressure while
                                                        carrying out its pledge to limit the new
     A constant stream of corporate profit              government bond issuance to 30 trillion Yen.
warnings from technology companies and                  Therefore, the Koizumi government is expected
depressing domestic economic data continued             to formulate some fiscal measures in


a bid to maintain the administration's                       Although underlying business momentum in
credibility. However, this raises the                   the electronics industry has been weaker than
possibility that bond issuance may exceed the           expected, it seems that much of the negative
pledged limit. The stock market's sensitivity           news is being gradually discounted in this
to a new program of fiscal expansion has                sector. There are even signs that some
intensified the upward risk to long-term                technology stocks, especially among the
interest rates toward the year-end.                     electronic component makers, have started to
                                                        bottom out, although the pace of recovery
     Under these conditions, the Yen to one             will depend on the strength of demand for
U.S. dollar exchange rate is expected to                final products, such as personal computers
remain in a narrow range close to the 120 Yen           ("PCs") and cell phones. One indication of
level for some time due to opposite and                 this trend is that some stocks now look
competing influences. The weak state of the             relatively attractive considering that
Japanese economy and base money growth will             current price to book ratios are decreasing
tend to weigh upon the Yen, while mounting              to historically low levels, but offer growth
pressure by the Bush Administration to                  potential over the medium term.
retreat from a strong dollar policy will put
upward pressure on the Yen.                                  Although defensive stocks are likely to
                                                        continue their out-performance for now, we
     Given the deteriorating domestic economy           believe the cycle has progressed to around
and declining exports, Japan's macro-economic           80% of its peak, based on views that the
fundamentals will offer little support to the           worst point for the Japanese economy may be
OTC stock market for the time being. However,           over soon. Therefore, we will not
the stock market's downside will be limited             significantly raise our exposure to this
as inexpensive valuations and the BOJ's                 segment from current levels. Rather, we will
quantitative easing policy lend support.                cautiously seek opportunities to increase our
                                                        exposure to technology stocks and cyclical
     The Japanese OTC stock market valuations           issues.
are now at approximately 17 times forecasted
earnings, which is close to the historical
low recorded in 1998. There is still scope
for a downward revision to corporate earnings
for this fiscal year given the depressed
economic conditions. However, the Japanese
OTC stock market does offer attractive value
over the longer term even after discounting
expected earnings downgrades.

     Until the electronics industry and the
broader economy demonstrate signs of
recovery, we expect defensive stocks, with inexpensive valuations and stable earnings, to outpace the market for now as they attract liquidity from leading companies with poor earnings momentum.




     In closing, we share the concerns of our                We appreciate your continuing support of
shareholders with the terrorist actions on              your Fund.
September 11, 2001 and we extend our sympathy
to the families of all of the victims. We                        Sincerely,
will continue to monitor world development
and to exercise caution in our management of                     Kazuhiko Hama
the Fund.                                                        President


                       SHAREHOLDERS ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     The Board of Directors and officers of the Japan OTC Equity Fund, Inc. take this opportunity to express their appreciation to Mr. Nobuo Katayama, who resigned his positions as Director, President and Portfolio Manager of the Fund effective June 15, 2001, in connection with his reassignment from President of Nomura Asset Management U.S.A. Inc., the Fund's manager ("Manager"), to new duties at Nomura Asset Management Co. Ltd. ("NAM "), the Fund's investment advisor and the parent company of the Manager. Mr. Katayama had served as President of the Manager and as Director, President and Portfolio Manager of the Fund since 1999.

     The Board of Directors has elected Mr. Kazuhiko Hama to serve as the President of the Fund and a member of its Board of Directors. Mr. Hama, who succeeded Mr. Katayama as President of the Manager, also became the Portfolio Manager of the Fund effective June 15, 2001. Mr. Hama was a director of NAM (formerly The Nomura Securities Investment Trust Management Co., Ltd.) from 1996 to 1998, Senior Officer of NAM from 1999 to 2000 and Management Executive of NAM from 2000 to the present.

     NAM provides investment recommendations to the Manager regarding the Fund's portfolio. As Portfolio Manager for the Fund and President of the Manager, Mr. Hama is primarily responsible for the day-to-day portfolio management of the Fund.

-------------------------------------------------------------------------------

                                     JAPAN OTC EQUITY FUND, INC.
                                  FUND HIGHLIGHTS-AUGUST 31, 2001

                                             (Unaudited)


KEY STATISTICS
           Net Assets......................................................     $108,411,395
           Net Asset Value per Share.......................................               $6.84
           Closing NYSE Market Price.......................................               $6.14
           Percentage Change in Net Asset Value per Share*+................               (9.9%)
           Percentage Change in NYSE Market Price*+........................              (10.9%)

MARKET INDICES
           Percentage change in market indices:
                                                                                      Yen                  U.S.$
                                                                                     ------               ------
           TOPIX............................................................         (11.1%)              (12.2%)
           Nikkei Average...................................................         (16.8%)              (17.8%)
           JASDAQ...........................................................         (21.5%)              (22.5%)
           Nikkei OTC Average...............................................         (14.8%)              (15.9%)

*From March 1, 2001 through August 31, 2001.
+Reflects the percentage change in share price.

ASSET ALLOCATION
           Japanese Equities
                  OTC Stocks................................................                        71.8%
                  TSE First and Second Section Stocks.......................                        27.6
           Cash and Cash Equivalents........................................                         0.7
                                                                                                  ------
           Total Investments................................................                       100.1
           Liabilities in Excess of Other Assets, Net.......................                        (0.1)
                                                                                                  -------
                  Net Assets................................................                       100.00%
                                                                                                  =======


                                             INDUSTRY DIVERSIFICATION


                                                % of                                                           % of
                                             Net Assets                                                     Net Assets
                                             ----------                                                     ----------
Retail...................................       17.4           Electric.................................        3.9
Chemicals and Pharmaceuticals............       10.2           Machinery and Machine Tools..............        3.2
Information and Software.................       10.0           Textiles and Apparel.....................        3.1
Services.................................        9.7           Restaurants..............................        2.5
Food Manufacturing.......................        8.8           Automotive Equipment and Parts...........        2.2
Electronics..............................        8.7           Real Estate and Warehouse................        1.5
Miscellaneous Manufacturing..............        8.1           Telecommunications.......................        0.8
Wholesale................................        4.7           Transportation...........................        0.3
Banks and Finance........................        4.3




                                          TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                                                     Market                % of
                                                                                      Value             Net Assets
Security                                                                             ------             ----------
--------
Sanyo Electric Credit Co., Ltd..............................................        $3,091,590              2.9
Cawachi Limited.............................................................         2,883,918              2.7
Plenus Co., Ltd.............................................................         2,711,922              2.5
Otsuka Kagu Co., Ltd........................................................         2,645,892              2.4
T & K Toka Co., Ltd.........................................................         2,514,339              2.3
Nippon Foundry Inc..........................................................         2,511,054              2.3
Yaizu Suisankagaku Industry Co., Ltd........................................         2,158,423              2.0
USS Co., Ltd................................................................         2,122,373              2.0
Konami Computer Entertainment Tokyo. Inc....................................         2,038,893              1.9
Uoriki Co., Ltd.............................................................         2,036,468              1.9


                                       See notes to financial statements



                                                  JAPAN OTC EQUITY FUND, INC.
                                                    SCHEDULE OF INVESTMENTS
                                                        AUGUST 31, 2001

                                                          (Unaudited)


                                                                                                         Market       % of Net
                                                                    Shares               Cost            Value         Assets
                                                                    ------               ----            ------       --------
EQUITY SECURITIES
Automotive Equipment and Parts
Exedy Corp.................................................         132,400         $ 1,495,677         $914,372        0.8
    Automobile clutches
Nippon Cable Systems Inc...................................         115,000           1,054,173        1,076,052        1.0
    Control cables
SPK Corporation............................................          45,600             590,497          399,795        0.4
    Replacement parts                                                               -----------        ---------        ----
Total Automotive Equipment and Parts.......................                           3,140,347        2,390,219        2.2
                                                                                    -----------        ---------        ----
Banks and Finance
Aiual Corporation..........................................          17,050           1,440,881        1,542,233        1.4
    Consumer loans
Sanyo Electric Credit Co., Ltd.............................         106,400           3,582,788        3,091,590        2.9
    Finance                                                                         -----------        ---------        ----
Total Banks and Finance....................................                           5,023,669        4,663,823        4.3
                                                                                    -----------        ---------        ----
Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd.............................          24,100             453,599          432,332        0.4
    Glassfibers and insulating resins
C. Uyemura & Co., Ltd......................................          99,000           2,078,276        1,309,050        1.2
    Chemicals
FP Corporation.............................................          18,900             863,218          668,548        0.6
    Polystyrene and other synthetic resin foodware
Konishi Co., Ltd...........................................         124,800           1,401,381        1,208,742        1.1
    Adhesives and construction sealants
Mandom Corporation.........................................         101,000           1,417,366        1,573,672        1.5
    Cosmetic products
Matsumoto Yushi-Seiyaku Co., Ltd...........................          97,000           1,815,924        1,576,704        1.5
       Analgesic anti-inflammatory agents
Milton Co., Ltd............................................          46,700           1,082,866        1,533,920        1.4
    Hair-care products for beauty salons
T & K Toka Co., Ltd........................................         126,500           3,521,332        2,514,339        2.3
    Ink for printing
Ube-Nitto Kasei Co., Ltd...................................          65,000             189,586          232,661        0.2
    Resins                                                                          -----------        ---------      -----
Total Chemicals and Pharmaceuticals........................                          12,823,548       11,049,968       10.2
                                                                                    -----------        ---------      -----


                                                   See notes to financial statements

                                                                                                         Market       % of Net
                                                                    Shares               Cost            Value         Assets
                                                                    ------               ----            ------       --------
Electric
Citizen Electronics Co., Ltd...............................          32,200           1,468,819        1,396,639        1.3
    Electric parts
Eneserve Corporation.......................................          37,000           1,396,458        1,791,805        1.6
    Electric generation system for supermarkets
Mirai Industry Co., Ltd....................................         116,000          $1,777,000       $1,060,008        1.0
    Plastic molded electric materials                                               -----------        ---------      -----
Total Electric.............................................                           4,642,277        4,248,452        3.9
                                                                                    -----------        ---------      -----

Electronics
Chiyoda Integre Co., Ltd...................................         126,600           1,836,629        1,108,889        1.0
    Electronic components
Cosel Co., Ltd.............................................          59,000           1,698,071          665,852        0.6
    Electric machinery
Digital Electronics Corp...................................          39,400           1,019,149          554,158        0.5
    Electronic components
Fuji Electric Industry Co., Ltd............................          93,000             993,449          462,122        0.4
    Electronic parts
Fukuda Denshi Co...........................................          39,000             961,762        1,116,773        1.0
    Medical electronic equipment
Japan CBM Corp.............................................          98,100           2,408,169          575,042        0.6
    Electronic calculators and watches
Kuroda Electric Co., Ltd...................................          94,400           2,124,568        1,613,947        1.5
    Trader
Miyota Co., Ltd............................................          63,000             995,776          429,781        0.4
    Watches, quartz oscillators and electronic image
    equipment
Nagano Keiki Co., Ltd......................................          49,900           1,006,321          991,822        0.9
    Measuring instruments
Nissho Electronics Corp....................................          43,000           1,430,395          836,569        0.8
    Electronics parts distributor
Roland Corporation.........................................          46,000             910,132          581,126        0.6
    Electronic keyboard for musical instruments
Tamagawa Electronics Co., Ltd..............................          88,000           2,299,845          437,276        0.4
    Devices for wireless telecommunications                                         -----------        ---------      -----
Total Electronics..........................................                          17,684,266        9,373,357        8.7
                                                                                    -----------        ---------      -----

                                                             See notes to financial statements

                                                                                                         Market       % of Net
                                                                    Shares               Cost            Value         Assets
                                                                    ------               ----            ------       --------
Food Manufacturing
Ariake Japan Co., Ltd....................................            19,900             542,575        1,139,681        1.0
    Natural seasonings
Iwatsuka Confectionery Co., Ltd..........................            92,000             876,013          813,576        0.8
    Rice Crackers
Kakiyasu Honten Co., Ltd.................................            44,000             468,144          744,852        0.7
    Processed meat products, fresh meats, and side dishes
Origin Toshu Co., Ltd....................................            30,500             588,393          847,686        0.8
    Delicatessen items and lunch boxes
Ozeki Co., Ltd...........................................            12,000           1,132,929          353,729        0.3
    Supermarket chains
Plenus Co., Ltd..........................................            64,400           2,806,886        2,771,922        2.5
    Japanese lunch-boxes
Raise Co., Ltd...........................................           114,000           1,606,660          720,091        0.7
    Supermarket chain
Yaizu Suisankagaku Industry Co., Ltd.....................           154,200           2,448,395        2,158,423        2.0
    Natural seasonings and dehydrated processed food                                -----------        ---------      -----
    materials
Total Food Manufacturing.................................                            10,469,995        9,489,960        8.8
                                                                                    -----------        ---------      -----
Information and Software
Argo Graphics Inc........................................            46,000           1,133,741        1,123,511        1.0
    Computer aided design software
CAC Corp.................................................            51,500           2,250,195        1,925,801        1.8
       Information technology services
Fuji Soft ABC Inc........................................            18,800             928,703          859,763        0.8
    Computer systems development
Fujitsu Broad Solution & Consulting Inc..................            44,500           1,794,921          835,769        0.7
    Business application Software.
Konami Computer Entertainment Tokyo, Inc.................           144,100           1,891,244        2,038,893        1.9
    Video games software
Nippon Foundry Inc.......................................               445           4,627,565        2,511,054        2.3
    Semiconductor memory chips
Trend Micro Inc..........................................            27,000           2,058,341          410,679        0.4
    Computer software anti-virus server
Yahoo Japan Corp.+.......................................                63          11,237,066        1,177,917        1.1
    Internet services                                                               -----------        ---------      -----
Total Information and Software...........................                            25,921,776       10,883,387       10.0
                                                                                    -----------        ---------      -----

                                                             See notes to financial statements


                                                                                                         Market       % of Net
                                                                    Shares               Cost            Value         Assets
                                                                    ------               ----            ------       --------
Machinery and Machine Tools
Disco Corp...............................................            15,500           1,151,460          592,664        0.6
    Dicing saws for semiconductors
Seikoh Giken Co., Ltd....................................            12,400           4,688,050          337,323        0.3
    Optical connectors and polishing machines
Suruga Seiki Co., Ltd....................................            20,000             540,974          328,463        0.3
    Industrial mechanical equipment
THK Co., Ltd.............................................            78,700           3,419,652        1,020,744        0.9
    Linear motion systems for industrial machines
Yushin Precision Equipment Co., Ltd......................            41,600           2,017,235        1,180,713        1.1
    Injection molding related machinery                                             -----------        ---------      -----
Total Machinery and Machine Tools........................                            11,817,371        3,459,907        3.2
                                                                                    -----------        ---------      -----
Miscellaneous Manufacturing
Central Glass Co., Ltd...................................           336,000           1,759,202        1,726,197        1.6
    Glass products
Eidai Kako Co., Ltd......................................           144,000           1,085,863          574,860        0.5
    Synthetic resin processed products
Fuji Seal,Inc............................................            27,200             933,475          847,602        0.8
    Packing materials
Fujimi Inc...............................................            51,900           1,761,108          874,215        0.8
    Polishing materials for silicone wafers
Hoden Seimitsu Kato Kenkyusho Co., Ltd...................            62,000           1,015,687          835,474        0.8
    Aluminium extruding molds
Nichiha Corporation......................................           139,400           1,253,191        1,414,722        1.3
    Ceramic exterior walls and fiberboards
Nippon Kodoshi Corp......................................           167,000           2,688,750        1,097,065        1.0
    Paper and electric insulation
Tomy Co., Ltd............................................            83,100           2,721,673        1,393,457        1.3
    Toys                                                                            -----------        ---------      -----
Total Miscellaneous Manufacturing........................                            13,218,949        8,763,592        8.1
                                                                                    -----------        ---------      -----
Real Estate and Warehouse
Nippon Kanzai Co., Ltd...................................            87,800           1,303,227        1,626,816        1.5
    Comprehensive building maintenance                                              -----------        ---------      -----


                                                             See notes to financial statements


                                                                                                         Market       % of Net
                                                                    Shares               Cost            Value         Assets
                                                                    ------               ----            ------       --------
Restaurants
Saint Marc Co., Ltd......................................            54,800           1,558,380        1,661,515        1.5
    Restaurants and baker shop chains
Watami Food Service Co., Ltd.............................            33,900           1,007,695        1,056,386        1.0
    Restaurant chain                                                                -----------        ---------      -----
Total Restaurants........................................                             2,566,075        2,717,901        2.5
                                                                                    -----------        ---------      -----
Retail
C&S Co., Ltd.............................................            35,316             957,100        1,085,640        1.0
    Convenience store chain
Cawachi Limited..........................................            54,700           3,052,774        2,883,918        2.7
    Drug store chain
Chiyoda Co., Ltd.........................................            87,300             576,585          580,848        0.5
    Specialty store chains
Doutor Coffee Co.........................................             8,600             689,051          572,199        0.5
    Coffee
Himaraya Co., Ltd.........................................              200               2,504              547        0.0
    Sporting goods
Japan Care Service Corporation............................          105,000           1,656,870          619,026        0.6
    Medical equipment and supplies
Kyoto Kimono Yuzen Co., Ltd...............................              348           1,894,264        1,582,684        1.5
    Japanese traditional kimonos
Otsuka Kagu, Ltd..........................................           40,800           2,967,196        2,645,892        2.4
    Furniture
Ryohin Keikaku Co., Ltd...................................           21,400           1,337,957          459,595        0.4
    Clothes, sundry goods, and foods
Saizeriya Co., Ltd........................................           30,420           1,263,601        1,081,167        1.0
    Italian restaurant chain
Toys R Us-Japan, Ltd......................................           17,000           2,277,450        1,431,760        1.3
    Toy chain store
Uoriki Co., Ltd...........................................          156,000           3,346,730        2,036,468        1.9
    Fresh fish and sushi stores
USS Co., Ltd..............................................           60,000           1,428,556        2,122,373        2.0
    Automobile auction
Yamada Denki Co., Ltd.....................................           25,000           2,083,372        1,711,795        1.6
    Consumer electronics                                                             -----------      -----------      -----
Total Retail..............................................                           25,534,010       18,813,912       17.4
                                                                                     -----------      -----------      -----


                                                             See notes to financial statements


                                                                                                         Market       % of Net
                                                                    Shares               Cost            Value         Assets
                                                                    ------               ----            ------       --------
Services
Arrk Corporation..........................................           20,000             484,072          690,614        0.6
    Product testing
Bellsystem 24, Inc........................................            3,100           1,015,540        1,138,333        1.1
    Telemarketing
Central Sports Co., Ltd...................................           66,100             768,084          590,104        0.5
    Health and fitness clubs
Future System Consulting Corporation......................              138           1,541,190        1,115,762        1.0
    Information system and consulting services
Medical Support Co., Ltd..................................          157,000           3,331,323          846,254        0.8
    Nursing home caterer
N.I.C. Corporation........................................           67,000           1,182,474          761,780        0.7
    Human resources
Net One Systems Co., Ltd..................................              129           2,040,124        1,705,731        1.6
    Computer network systems for LAN, ATM
Okinawa Cellular Telephone Co.............................              175             447,015          215,185        0.2
    Cellular telephone service
Toei Animation Co., Ltd...................................           12,000             634,388          596,286        0.6
    Animated cartoon movies production
Tow Co., Ltd..............................................          147,000           1,436,793        1,609,466        1.5
    Entertainment
Universal Homes Inc.......................................               42             723,090          141,492        0.1
    Plan, design, market and build houses
Weathernews Inc...........................................           83,000           1,120,731        1,132,438        1.0
    Custom weather forecasting services                                              -----------      ----------       ----
Total Services............................................                           14,724,824       10,543,445        9.7
                                                                                     -----------     -----------       ----
Telecommunications
Nippon Antenna Co., Ltd...................................           57,000             945,374          580,873        0.5
    Communication related equipment
Yozan Inc.+...............................................               31           1,265,035          271,529        0.3
    Mobile telecommunication equipment                                               -----------       ---------       ----
Total Telecommunications..................................                            2,210,409          852,402        0.8
                                                                                     -----------       ---------       ----

                                                             See notes to financial statements



                                                                                                         Market       % of Net
                                                                    Shares               Cost            Value         Assets
                                                                    ------               ----            ------       --------
Textiles and Apparel
  United Arrows Limited...................................           68,400           1,375,756        1,987,451        1.8
    Casual clothes
  World Co., Ltd..........................................           42,700           1,313,507        1,348,592        1.3
    Fashion apparel                                                                 -----------        ---------       ----
  Total Textiles and Apparel..............................                            2,689,263        3,336,043        3.1
                                                                                    -----------        ---------       ----
Transportation
  Yusen Air & Sea Service Co., Ltd........................           36,800             684,213          390,517        0.3
    International air cargo transporter                                             -----------        ---------       ----

Wholesale
  ArcLand Sakamoto Co., Ltd...............................          110,600           1,363,176        1,695,305        1.6
    Home appliances
  C-Two-Network Co., Ltd..................................           14,700             846,079          796,067        0.7
    Processed foods
  Hakuto Co., Ltd.........................................           50,000           1,187,077          673,769        0.6
    Electric parts
  Inaba Denkisangyo Co....................................           68,900             852,310          829,806        0.8
    Electrical equipment
  Shinwa Co., Ltd.........................................           73,810             769,423          671,367        0.6
    Industrial machinery
  Topa, Inc...............................................           67,000           1,015,391          462,711        0.4
    Trading company for control systems                                             -----------        ---------       ----
  Total Wholesale.........................................                            6,033,456        5,129,025        4.7
                                                                                    -----------        ---------       ----
    TOTAL INVESTMENTS IN EQUITY SECURITIES................                          158,487,675      107,702,726       99.4
                                                                                    -----------        ---------       ----
 INVESTMENTS IN FOREIGN CURRENCY
 State Street Bank and Trust Company, 0.25% interest
    bearing call account..................................    JPY 7,815,195              65,470           65,820        0.1
 TOTAL INVESTMENTS IN FOREIGN CURRENCY....................                               65,470           65,820        0.1


                                                             See notes to financial statements


                                                                                                         Market       % of Net
                                                                    Shares               Cost            Value         Assets
                                                                    ------               ----            ------       --------
 INVESTMENTS IN SHORT-TERM SECURITIES
 Euro-Dollar Time Deposit

 State Street Bank and Trust Company, interest bearing
    call account 3.25% due 9/04/01.......................           741,446             741,446          741,446        0.6
                                                                                    -----------        ---------        ----
 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES..............                               741,446          741,446        0.6
                                                                                    -----------        ---------       ----
 TOTAL INVESTMENTS.......................................                           159,294,591      108,509,992      100.1
                                                                                    -----------        ---------       ----
 LIABILITIES IN EXCESS OF OTHER ASSETS, NET .............                              (101,502)         (98,597)      (0.1)
                                                                                    -----------        ---------       ----
 NET ASSETS..............................................                          $159,193,089     $108,411,395      100.0
                                                                                   ============     ============      =====
 +Non-income producing security.



                      Portfolio securities and foreign currency holdings were translated at thefollowing exchange rate as of August 31, 2001.

                                      Japanese Yen JPY(Y)118.735 = $1.00




                                               See notes to financial statements


                                           JAPAN OTC EQUITY FUND, INC.
                                       STATEMENT OF ASSETS AND LIABILITIES
                                                 AUGUST 31, 2001

                                                   (Unaudited)


ASSETS:
     Investments in securities, at market value (cost-- $158,487,675).............................  $107,702,726
     Investments in short-term securities, at market value (cost-- $741,446)......................       741,446
     Investments in foreign currency, at market value (cost-- $65,470)............................        65,820
     Receivable for investments sold..............................................................       545,541
     Receivable for dividends and interest, net of withholding taxes..............................        64,967
     Prepaid expenses.............................................................................        11,642
                                                                                                  --------------
           Total Assets...........................................................................   109,132,142
                                                                                                  --------------

LIABILITIES:
     Payable for investments purchased...........................................................        490,191
     Accrued management fee......................................................................         92,189
     Other accrued expenses......................................................................        138,367
                                                                                                  --------------
           Total Liabilities.....................................................................        720,747
                                                                                                  --------------

NET ASSETS:
     Capital stock (par value of 15,846,384 shares of capital stock outstanding, authorized
       100,000,000, par value $0.10 each.........................................................      1,584,638
     Paid-in capital.............................................................................    169,465,177
     Accumulated net realized loss on investments and foreign currency transactions..............   (11,358,126)
     Unrealized net depreciation on investments and foreign exchange.............................   (50,781,694)
     Accumulated net investment loss.............................................................      (498,600)
                                                                                                  --------------
           Net Assets............................................................................   $108,411,395
                                                                                                  ==============
     Net asset value per share...................................................................          $6.84
                                                                                                  ==============




                                        See notes to financial statements



                                           JAPAN OTC EQUITY FUND, INC.
                                             STATEMENT OF OPERATIONS
                                     FOR THE SIX MONTHS ENDED AUGUST 31, 2001

                                                   (Unaudited)

INCOME
Dividend income (less $88,336 withholding taxes).................................. $    500,572
Interest income...................................................................        9,876
                                                                                  -------------
         Total Income.............................................................                $     510,448
                                                                                                  --------------

EXPENSES:
Management fee....................................................................      611,254
Custodian fee.....................................................................      112,424
Legal fees........................................................................      77,720
Shareholder reports...............................................................       32,632
Registration fees.................................................................       30,144
Auditing and tax reporting fees...................................................       25,944
Directors' fees and expenses......................................................       22,240
Annual meeting expenses...........................................................       14,592
Transfer agency fees..............................................................       10,120
Miscellaneous.....................................................................        4,968
Insurance.........................................................................        4,104
                                                                                  -------------
         Total Income.............................................................                      946,142
                                                                                                  --------------
INVESTMENT LOSS - NET.............................................................                     (435,694)
                                                                                                  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investments and foreign currency transactions: ..................
Net realized loss On investments..................................................                   (5,710,963)
Net realized loss on foreign exchange.............................................                   (3,831,017)
                                                                                                  --------------
Net realized loss on investments and foreign exchange.............................                   (9,541,980)
                                                                                                  --------------
Change in net unrealized appreciation on translation of foreign currency and other
   assets and liabilities denominated in foreign currency.........................                    1,959,588
Change in net unrealized depreciation on investments..............................                   (3,845,334)
                                                                                                  --------------
Net realized and unrealized loss on investments and foreign exchange..............                  (11,427,726)
                                                                                                  --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................                ($11,863,420)
                                                                                                  ==============




                                        See notes to financial statements



                                             JAPAN OTC EQUITY FUND, INC.

                                         STATEMENT OF CHANGES IN NET ASSETS


                                                                         For the Six Months         For the Year
                                                                       Ended August 31, 2001             Ended
                                                                              (Unaudited)        February 28, 2001
                                                                                                       (Audited)
                                                                        -------------------     -------------------
FROM INVESTMENT ACTIVITIES:
     Net investment loss...............................................  $        (435,694)     $       (1,397,744)
     Net realized gain/(loss) on investments...........................         (5,710,963)             23,031,899
     Net realized gain/(loss) on foreign exchange......................         (3,831,017)                437,488
     Change in net unrealized depreciation on investments and foreign
       exchange........................................................         (1,885,746)           (148,569,325)
                                                                        -------------------     -------------------
     Decrease in net assets derived from investment activities.........        (11,863,420)           (126,497,682)
                                                                        -------------------     -------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Long Term Capital Gains ($0.82 per share).........................                  0             (12,993,975)
     Net Investment Income ............................................                  0                       0
                                                                        -------------------     -------------------
     Decrease in net assets derived from distributions to shareholders.                  0             (12,993,975)
     Net decrease in net assets........................................        (11,863,420)           (139,491,657)
                                                                        -------------------     -------------------

NET ASSETS:
     Beginning of period...............................................        120,274,815             259,766,472
                                                                        -------------------     -------------------
     End of period (including accumulated net investment losses of
        $498,600 and $62,906, respectively)............................  $     108,411,395      $      120,274,815
                                                                        ===================     ====================



                                         See notes to financial statements



                                  JAPAN OTC EQUITY FUND, INC.

                           NOTES TO FINANCIAL STATEMENTS (Unaudited)



1.   Significant Accounting Policies

     Japan OTC Equity Fund, Inc. (the "Fund")           available, at the mean of the bid and
is registered under the Investment Company              offer price at the close of business on such
Act of 1940 as a non-diversified, closed-end            day or, if none is available, the last
management investment company. The Fund was             reported sales price. Portfolio securities
incorporated in Maryland on January 25, 1990            which are traded on stock exchanges are
and investment operations commenced on March            valued at the last sales price on the
21, 1990. The Fund issued to its shareholders           principal market on which securities are
of record as of the close of business on                traded or lacking any sales, at the last
October 25, 1999 non-transferable Rights to             available bid price. Short-term debt
subscribe for up to an aggregate of 3,80,940            securities which mature in 60 days or less
shares of Common Stock of the Fund at a rate            are valued at amortized cost if their
of one share of Common Stock for three Rights           original maturity at the date of purchase was
held ("Primary Subscription"). The Fund had             60 days or less, or by amortizing their value
the ability to increase the number of shares            on the 61st day prior to maturity if their
subscribed for in this offering by up to 25%            term to maturity at the date of purchase
of the Primary Subscription, or an additional           exceeded 60 days. Securities and other assets
951,235 shares, to honor record date                    for which market quotations are not readily
shareholder requests to purchase more shares.           available are valued at fair value as
During November 1999, the Fund issued a total           determined in good faith by or under the
of 4,458,565 shares of Common Stock on                  direction of the Board of Directors of the
exercise of such Rights at the subscription             Fund.
price of $11.99 per share, compared to a net
asset value per share of $16.20 and a market                 (b) Foreign Currency Transactions -
value per share of $12.6875. Additionally, a            Transactions denominated in Japanese yen are
sales load of 3.75% was charged to each share           recorded in the Fund's records at the current
issued. Right offering costs of approximately           prevailing rate at the time of the
$546,000 and the sales load were charged                transaction. Asset and liability accounts
directly against the proceeds of the Rights             that are denominated in yen are adjusted to
Offering. The following is a summary of                 reflect the current exchange rate at the end
significant accounting policies followed by             of the period. Transaction gains or losses
the Fund.                                               resulting from changes in the exchange rate
                                                        during the reporting period or upon
     (a) Valuation of Securities -                      settlement of foreign currency transactions
Investments traded in the over-the-counter              are included in operations for the current
market are valued at the last reported sales            period.
price as of the close of business on the day
the securities are being valued or, if none                  The net assets of the Fund are presented
is                                                      at the exchange rate and market values at the
                                                        end of the period. The Fund isolates that
                                                        portion of the change in unrealized
                                                        appreciation (depreciation) included in the
                                                        statement of operations arising as a result
                                                        of changes in Japanese yen rates at August
                                                        31, 2001 on investments and other assets and

liabilities. Net realized foreign exchange              under the Internal Revenue Code and to
gains or losses includes gains or losses                distribute within the allowable time limit
arising from sales of portfolio securities,             all taxable income to its shareholders.
sales and maturities of short-term
securities, currency gains or losses realized                Under Japanese tax laws, a withholding
between the trade and settlement dates on               tax is imposed on dividends at a rate of 15%
securities transactions, the difference                 and on interest at a rate of 10% and such
between the amounts of dividends, interest,             withholding taxes are reflected as a
and foreign withholding taxes recorded on the           reduction of the related revenue. There is no
Fund's books, and the U.S. dollar equivalent            withholding tax on realized gains.
of the amounts actually received or paid.
                                                             (e) Capital Account Reclassification -
     (c) Security Transactions, Investment              For the year ended February 28, 2001, the
Income and Distributions to Shareholders -              Fund's accumulated net realized loss was
Security transactions are accounted for on              decreased by $144,577 and paid in capital was
the trade date. Dividend income and                     decreased by $1,570,612, with an offsetting
distributions are recorded on the ex-dividend           decrease in accumulated net investment loss
date and interest income is recorded on the             of $1,426,035. This adjustment was primarily
accrual basis. Realized gains and losses on             the result of the reclassification of foreign
the sale of investments are calculated on the           currency gains and reclassification of the
identified cost basis.                                  net operating loss.

     Distributions from net investment income                (f) Use of Estimates in Financial
and net realized gains are determined in                Statement Preparation - The preparation of
accordance with Federal income tax                      financial statements in accordance with
regulations, which may differ from generally            generally accepted accounting principles
accepted accounting principles. To the extent           requires management to make estimates and
these "book/tax" differences are permanent in           assumptions that affect the reported amounts
nature (i.e., that they result from other               and disclosures in the financial statements.
than timing of recognition - "temporary"),              Actual results could differ from these
such accounts are reclassified within the               estimates.
capital accounts based on their Federal
tax-basis treatment; temporary differences do                (g) Concentration of Risk - A
not require reclassification. Dividends and             significant portion of the Fund's net assets
distributions which exceed net realized gains           consists of Japanese securities which involve
for financial reporting purposes, but not for           certain considerations and risks not
tax purposes, are reported as distributions             typically associated with investments in the
in excess of net realized gains.                        United States. In addition to the smaller
                                                        size, and greater volatility, there is often
     (d) Income Taxes - A provision for                 substantially less publicly available
United States income taxes has not been made            information about Japanese issuers than there
since it is the intention of the Fund to                is about U.S. issuers. Future economic and
qualify as a regulated investment company               political developments in Japan could
                                                        adversely affect the value of securities in
                                                        which the



Fund is invested. Further, the Fund                     accrued fees to the Manager of $611,254 for
may be exposed to currency devaluation and              the six months ended August 31, 2001. Under
other exchange rate fluctuations.                       the Investment Advisory Agreement, the
                                                        Manager informed the Fund that the Investment
2.   Management Agreement and Transactions              Adviser earned fees of $275,832 for the six
With Affiliated Persons                                 months ended August 31, 2001, At August 31,
                                                        2001. the fee payable to the Manager, by the
     Nomura Asset Management U.S.A. Inc. acts           Fund, was $92.189.
as the Manager of the Fund pursuant to a
management agreement. Under the agreement,                   Certain officers and/or directors of the
the Manager provides all office space,                  Fund are officers and/or directors of the
facilities and personnel necessary to perform           Manager. The Nomura Securities Co.. Ltd. (the
its duties. Pursuant to such management                 Manager's indirect parent) and affiliates
agreement, the Manager has retained its                 earned $5,658 in commissions on the execution
parent company, Nomura Asset Management Co.,            of portfolio security transactions for the
Ltd. (the "Investment Adviser"), to act as              six months ended August 31, 2001. The Fund
investment adviser for the Fund.                        pays each Director not affiliated with the
                                                        Manager an annual fee of $5,000 plus $500 per
     As compensation for its services to the            meeting attended, together with such
Fund, the Manager receives a monthly fee at             Director's actual expenses related to
the annual rate of 1.10% of the value of the            attendance at meetings. Such fees and
Fund's average weekly net assets not in                 expenses for unaffiliated Directors
excess of $50 million, 1.00% of the Fund's              aggregated $22,240 for the six months ended
average weekly net assets in excess of $50              August 31, 2001.
million but not exceeding $100 million, .90%
of the Fund's average weekly net assets in              3.   Purchases and Sales of Investments
excess of $100 million but not in excess of
$175 million and .80% of the Fund's average                  Purchases and sales of investments,
weekly net assets in excess of $175 million.            exclusive of investments in foreign
For services Performed under the Investment             currencies and short-term securities, for the
Advisory Agreement, the Investment Adviser              six months ended August 31, 2001 were
receives a monthly fee from the Manager at              $26,525,316 and $25,618,193, respectively.
the annual rate of .50% of the Fund's average
weekly net assets not in excess of $50                       As of, August 31, 2001, net unrealized
million, .45% of the Fund's average weekly              depreciation on investments exclusive of
net assets in excess of $50 million but not             investments in foreign currency and
in excess of $100 million, .40% of the Fund's           short-term securities for Federal income tax
average weekly net assets in excess of $100             purposes was $50,784,949 of which $5,560,970
million but not in excess of $175 million and           related to appreciated securities and
 .35% of the Fund's average weekly net assets            $56,345,919 related to depreciated
in excess of $175 million. Under the                    securities. The aggregate cost of
Management Agreement, the Fund paid or                  investments, exclusive of investments in
                                                        foreign currencies and short-term securities
                                                        of $806,916, at August 31, 2001 for Federal
                                                        income tax purposes was $158,487,675. In


accordance with U.S. Treasury regulations,              are treated for tax purposes as arising on
the Fund elected to defer $62,906 of net                March 1, 2001. The Fund utilized
realized foreign currency losses and                    approximately $12,436,000 of capital loss
$2,114,726 of net realized capital losses               carryover.
arising after October 31, 2000. Such losses




                                               JAPAN OTC EQUITY FUND, INC.

                                        NOTES TO FINANCIAL STATEMENTS--Continued


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                           For the Six
                                           Months ended                      For the Year Ended
                                          August 31, 2001   February 28,   February 29,           February 28,
                                            (Unaudited)         2001           2000         1999       1998      1997
                                          ---------------   ------------   -----------   ---------  ---------  --------

Net asset value, beginning of year.....             $7.59         $16.39         $5.86       $4.85      $6.44     $7.82
                                                    -----         ------        ------      ------     ------    ------
Rights Offering costs*.................                 -              -        (0.16)           -          -         -
                                                    -----         ------        ------      ------     ------    ------
   Net investment loss.................            (0.03)         (0.09)        (0.11)      (0.04)     (0.06)    (0.09)

   Net realized and unrealized gain
     (loss) on investments and foreign
     currency..........................            (0.72)         (7.89)         11.99        1.06     (1.45)    (1.25)
                                                    -----         ------        ------      ------     ------    ------
   Total from investment operations....            (0.75)         (7.98)         11.88        1.02     (1.51)    (1.34)
Distributions to shareholders from:
   Net realized capital gains..........                 -         (0.82)             -           -          -         -
   Net investment income...............                 -              -             -      (0.01)     (0.08)     0.04)
Total distributions....................              0.00         (0.82)          0.00      (0.01)     (0.08)    (0.04)
                                                    -----         ------        ------      ------     ------    ------
Decrease in net asset value due to
   shares issued through Rights
   Offering*...........................                 -              -        (1.19)           -          -         -
                                                    -----         ------        ------      ------     ------    ------
Net asset value, end of period.........             $6.84          $7.59        $16.39       $5.86      $4.85     $6.44
                                                    =====         ======        ======      ======     ======    ======
Market value, end of period............             $6.14          $6.89       $11.000      $6.250     $5.750    $6.375
Total investment return+...............           (10.9%)        (1.31%)         76.0%        8.8%     (8.5%)   (24.6%)
Net asset value total return++..........           (9.9%)        (49.1%)        179.7%     (20.9%)    (23.4%)   (17.2%)
Ratio to average net
     assets/supplemental data:
   Net assets, end of period: (in 000).          $108,411       $120,275      $259,766     $66,740    $55,246   $73,288
   Operating expenses..................             1.60%+         1.33%         1.33%       1.80%      1.71%     1.70%
   Net investment loss.................           (0.74%)+       (0.76%)       (0.88%)     (0.82%)     (1.0%)    (1.1%)
   Portfolio turnover..................              22%             78%           50%         35%        29%       71%
      +   Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
     ++   Based on net asset value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
      *   Decrease is due to Rights Offering (see note 1).
      +   Annualized.



                                                             =========================================================
BOARD OF DIRECTORS
William G. Barker, Jr.
Kazuhiko Hama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Kazuhiko Hama, President
Heisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Rita Chopra, Assistant Treasurer

MANAGER                                                                               JAPAN
Nomura Asset Management U.S.A. Inc.                                                 OTC Equity
182 Maiden Lane                                                                     Fund, Inc.
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISOR
Nomura Asset Management Co., Ltd.
1414 2-chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND
REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

COUNSEL
Sidley Austin Brown & Wood LLP
875 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036-2798                                                   SEMI-ANNUAL REPORT

JAPAN OTC EQUITY FUND, INC.                                                      AUGUST 31, 2001
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

This Report, including the Financial
Statements, is transmitted to the
Shareholders of Japan OTC Equity Fund, Inc.
for their information. This is not a
prospectus, circular or representation
intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements,
including the Schedule of Investments, have
not been examined by the Fund's independent
accountants, PricewaterhouseCoopers LLP, and
accordingly, they express no opinion thereon.
                                                                         =========================================================
